SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 30, 2002
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as specified in charter)



        Delaware                     0-1665                   36-2476480
----------------------------   --------------------      ---------------------
(State or other jurisdiction   (Commission File No.)     (IRS Employer
incorporation)                                           Identification Number)


               1158 Broadway, Hewlett, New York           11557
               ---------------------------------------  ----------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          (i) Consolidated Balance Sheets of Barry Scott Companies, Inc. ("BSC") at December 31, 2001 and 2000.

          (ii) Consolidated Statements of Operations and Retained Earnings of BSC for the years ended December 31, 2001 and 2000.

          (iii) Consolidated Statements of Cash Flows of BSC for the years ended December 31, 2001 and 2000.

          (iv) Consolidated Balance Sheet of BSC at June 30, 2002.

          (v) Consolidated Statements of Operations and Retained Earnings of BSC for the six months ended June 30, 2002 and 2001.

          (vi) Consolidated Statements of Cash Flows of BSC for the six months ended June 30, 2002 and 2001.

     (b)  Pro Forma Financial Information.
          -------------------------------

          (i) Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 30, 2002.

          (ii) Pro Forma Condensed Consolidated Statement of Operations of the Registrant for the six months ended June 30, 2002.

          (iii) Pro Forma Condensed Consolidated Statement of Operations of the Registrant for the fiscal year ended December 31, 2001.

     (c)  Exhibits.
          --------

     Exhibit No.       Description

     2.1            Share Purchase  Agreement dated as of August 30, 2002 by and
                    between   Progressive   Agency   Holdings  Corp.  and  Blast
                    Acquisition Corp.(1)



--------
(1) Previously filed.

                           BARRY SCOTT COMPANIES, INC.
                                AND SUBSIDIARIES
                          Audited Financial Statements
                 For the Years Ended December 31, 2001 and 2000






                                TABLE OF CONTENTS




                                                                    Page

Independent Auditor's Report                                          1

Consolidated Balance Sheets                                           2

Consolidated Statements of Operations and
       Retained Earnings                                              3

Consolidated Statements of Cash Flows                                 4

Notes to Consolidated Financial Statements                            5

Board of Directors
Barry Scott Companies, Inc.
Albany, NY


                          Independent Auditor's Report

We have audited the accompanying consolidated balance sheets of Barry Scott Companies, Inc. and subsidiaries as of December 31, 2001 and 2000 and the related consolidated statements of operations, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Barry Scott Companies, Inc. and subsidiaries as of December 31, 2001 and 2000, the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.







August 26, 2002                                      A.W. Guthman & Company

                           BARRY SCOTT COMPANIES, INC.
                           Consolidated Balance Sheets
                        As of December 31, 2001 and 2000



ASSETS                                            2001            2000
                                                --------        --------
  CURRENT ASSETS
     Cash                                       $166,580        $ 24,474
     Commissions Receivable (Note 2)             175,000         155,000
     Prepaid Expenses                             25,124          39,502
     Deferred Taxes (Note 2)                        -             55,317
     Other Assets                                  2,405          21,276
                                                --------        --------
        Total Current Assets                     369,109         295,569

  NON-CURRENT ASSETS
     Equipment, Furniture and Leasehold
     Improvements, Less Accumulated
     Depreciation (Note 2)                        66,156         107,589
     Security Deposits                            24,595          19,627
                                                --------        --------
        TOTAL NON-CURRENT ASSETS                  90,751         127,216
                                                --------        --------
        TOTAL ASSETS                            $459,860        $422,785
                                                ========        ========

LIABILITIES AND SHAREHOLDER'S EQUITY

  CURRENT LIABILITIES
     Accounts Payable and Accrued Expenses      $121,651        $168,411
     Due to Parent Company (Note 5)              601,272         341,404
     Due to Affiliates (Note 5)                    4,760          30,489
     Agency Purchase Liability (Note 3)          136,966           5,274
     Note Payable (Note 4)                        38,854          47,700
                                                --------        --------
        TOTAL CURRENT LIABILITIES                903,503         593,278

  LONG-TERM LIABILITIES
     Agency Purchase Liability, Net of
        Current Portion (Note 3)                  42,632            -
     Note Payable, Net of Current Portion           -             35,696
                                                --------        --------
        TOTAL LONG-TERM LIABILITIES               42,632          35,696
                                                --------        --------

        TOTAL LIABILITIES                        946,135         628,974

  SHAREHOLDER'S EQUITY
      Common Stock                                    93              93
      Retained Earnings                         (486,368)       (206,282)
                                                --------        --------
        TOTAL SHAREHOLDER'S EQUITY              (486,275)       (206,189)
                                                --------        --------

        TOTAL LIABILITIES AND SHAREHOLDER'S
          EQUITY                                $459,860        $422,785
                                                ========        ========

See accompanying notes to financial statements.

                           BARRY SCOTT COMPANIES, INC.
           Consolidated Statements of Operations and Retained Earnings
                 For the Years Ended December 31, 2001 and 2000

                                                    2001            2000

INCOME
     Commissions, Net                           $2,175,415      $2,105,436
     2119 Fees                                     875,388       1,105,829
     Other Service Fees                             77,919          98,922
     Miscellaneous                                  13,193          17,112
                                                ----------      ----------
        TOTAL INCOME                             3,141,915       3,327,299

EXPENSES
     Salaries                                    1,945,869       2,130,615
     Rent                                          303,730         296,594
     Advertising                                   173,880         354,313
     Office Supplies                               131,171         115,616
     Telephone and Communications                  112,777         127,566
     Utilities                                      56,670          58,825
     Postage and Delivery                           83,819          83,007
     Insurance                                      32,544          17,954
     Repairs and Maintenance                        26,340          26,410
     Professional Fees                              10,220          25,205
     Depreciation                                   66,397         100,567
     Interest                                        6,223          11,415
     Agency Purchases (Note 3)                     267,018         102,773
     DMV Reports                                    39,711          71,343
     Bounced Check and Other Bank Charges          116,014          79,221
     State and Local Taxes (Note 2)                 32,743          36,889
     Miscellaneous                                  85,304          98,138
                                                ----------      ----------
        TOTAL EXPENSES                           3,490,430       3,736,451

NET INCOME BEFORE FEDERAL INCOME TAXES            (348,515)       (409,152)

     Provision for Federal Income Taxes
       (Note 2)                                    (68,429)       (143,203)
                                                ----------      ----------
NET LOSS                                          (280,086)       (265,949)

RETAINED EARNINGS - Beginning of Year             (206,282)         59,667
                                                ----------      ----------

RETAINED EARNINGS - End of Year                 $ (486,368)     $ (206,282)
                                                ==========      ==========

See accompanying notes to financial statements.

                           BARRY SCOTT COMPANIES, INC.
                      Consolidated Statements of Cash Flows
                 For the Years Ended December 31, 2001 and 2000

                                                   2001            2000
                                                ---------       ---------

OPERATING ACTIVITIES
   Net Loss                                     $(280,086)      $(265,949)
   Adjustments to reconcile Net Loss to
     Net Cash Used in Operating Activities:
       Depreciation                                66,397         100,567
   Changes in Operating Assets and Liabilities
       Increase/Decrease in Commissions
         Receivable                               (20,000)          8,414
       Increase/Decrease in Prepaid Expenses       14,378         (22,230)
       Increase in Income Taxes Recoverable      (121,980)       (143,203)
       Decrease in Deferred Taxes                  55,317            -
       Decrease in Other Assets                    18,871          27,987
       Increase in Security Deposits               (4,968)           -
       Decrease in Accounts Payable               (46,760)        (91,359)
                                                ---------       ---------
                NET CASH USED IN
                  OPERATING ACTIVITIES           (318,831)       (385,773)

FINANCING ACTIVITIES
       Increase in Due to Parent Company          381,847         456,619
       Decrease/Increase in Due to Affiliates     (25,729)         15,188
       Increase/Decrease in Agency Purchase
         Liabilities                              174,324          (3,316)
       Decrease in Note Payable                   (44,542)        (38,308)
                                                ---------       ---------
                NET CASH PROVIDED IN
                  FINANCING ACTIVITIES            485,900         430,183

INVESTING ACTIVITIES
       Fixed Asset Acquisitions                   (24,963)        (23,094)

NET INCREASE IN CASH                              142,106          21,316

CASH - Beginning of Year                           24,474           3,158
                                                ---------       ---------
CASH - End of Year                              $ 166,580       $  24,474
                                                =========       =========

See accompanying notes to financial statements.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000

NOTE 1 - ORGANIZATION

Barry Scott Companies, Inc., consolidated (the Company) is comprised of its holding company, Barry Scott Companies, Inc., and three insurance agencies, Barry Scott Agency, Inc., Barron Cycle Agency, Inc. and AARD-VARK Agency, Ltd., a wholly-owned subsidiary of Barry Scott Acquisition Corp. The insurance agencies are represented by eighteen branches located throughout New York State which derive substantially all of their income from commissions associated with the sale of auto insurance.

The Company has been a wholly-owned subsidiary of Progressive Agency Holdings Corp., (the Parent), since November 10, 1999. For reporting and corporate income tax purposes, the Company's results of operations are consolidated with the Parent.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Assets, liabilities, income and expenses are recorded using the accrual basis of accounting.

Principles of Consolidation

The consolidated financial statements include the accounts of Barry Scott Companies, Inc., and its wholly-owned subsidiaries Barry Scott Agency, Inc., Barron Cycle Agency, Inc., and Barry Scott Acquisition Corp. All material intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Also affected are the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Fixed Assets

Property and equipment are recorded at cost and depreciated using the straight line method over their estimated useful lives, ranging from three to twenty years. Such assets were comprised of the following as of December 31, 2001 and 2000.

        Description                               2001            2000

        Computer and Office Equipment           $567,926        $ 898,810
        Leasehold Improvements                   159,443          159,443
        Vehicles                                   9,026           44,300
        Furniture and Fixtures                   130,088          127,134
                                                --------        ---------
                Total                            866,483        1,229,687

        Less Accumulated Decpreciation
          and Amortization                       800,327        1,122,098
                                                --------        ---------
          Net Property and Equipment            $ 66,156        $ 107,589
                                                ========        =========

In 2001, the Company retired fully depreciated computer equipment totaling $352,893 and transportation equipment totaling $35,274.

Commission Income

Commission income is recognized when policies become effective and substantially all required services have been performed. Commissions receivable represent management's estimate of the uncollected commissions on policies written less estimated return commissions on cancelled policies. A liability for customer deposits results when policies are written but have not yet become effective. The Company is required by state insurance regulations to maintain cash balances in an amount at least equal to such customer deposits. Such amounts, included in accounts payable, were not considered material for both years.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Income Taxes

State and local income taxes are determined and booked at the Company level. Quarterly estimated payments are expensed and based on quarterly net income adjusted for the appropriate federal M-1 items and other state and local modifications for each subsidiary separately. Due to the immateriality of such taxes in relation to the statement of operations, accruals of any underpayments or overpayments are not recorded at year end.

The Company's federal income tax return is consolidated with The Progressive Corporation, the parent company to Progressive Agency Holdings Corp. The Company's provision for recovery of federal income taxes was estimated at 35% of the net loss before federal income taxes. Amounts allocated to the Company are included in Due to Parent Company in the balance sheet.

Deferred taxes arising from timing differences prior to the Parent's acquisition of the Company, were written off in 2001.


NOTE 3 - PURCHASE LIABILITIES

The components of the Company's purchase liabilities are as follows:

                Company Acquired                  2001           2000

                Blue Star Brokerage Corp.       $  7,460        $5,274
                AARD-VARK Agency, LTD.           172,138          -
                                                --------        ------
                   Total                        $179,598        $5,274
                                                ========        ======

Amounts due to the seller of Blue Star Brokerage Corp., an auto insurance agency located in Brooklyn, NY, stem from the terms of Barron Cycle Agency, Inc.'s
(BCA) purchase  agreement which was consummated in 1998 and provided as follows:
(1) $50,000 to be paid at the closing and (2) sixty monthly payments in amounts which are equal to the lesser of a) 50% of the gross insurance commissions and NY State Insurance Law section 2119 fees derived by BCA from the business of the seller for each of the first sixty full calendar months following the closing or
b) $16,667. In the event that the sum of the first twelve monthly payments is equal or greater than $200,000, the buyer agrees that the last forty-eight payments must, in the aggregate, total at least $400,000. In the event that the sum of the first twelve monthly payments is equal to or greater than $200,000 and the last forty-eight payments as calculated above do not total at least $400,000, the buyer shall pay to the seller the difference between $400,000 and the sum of the last forty eight payments due. Such difference will be paid by BCA as part of the final monthly payment to the seller. Until such time as the purchase price has been paid in full, the seller has a security interest in BCA's commissions receivable and all assets that were acquired in the purchase.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000



NOTE 3 - PURCHASE LIABILITIES (CONT'D)

Amounts due to the seller of AARD-VARK Agency, Ltd., an auto insurance agency located in Queens, NY, stem from the terms of Barry Scott Acquisition Corp.'s,
(BSAC) 1998 purchase agreement which provides that the purchase be based on the future income of the agency acquired. In accordance with the terms of the purchase agreement, the purchase price of $170,718 as derived by management, was calculated at four times the average annual earnings before taxes during the twenty-four month period that began on April 16, 1999. The balance outstanding as of December 31, 2001, includes accrued interest of $1,420.

As of the date of this report, the seller, who has received all scheduled payments as determined by the Company, has rejected management's calculation of the purchase price. See note 8 for further details.


NOTE 4 - NOTE PAYABALE

The note payable, which is due to an employee and former owner of the AARD-VARK Agency, Ltd., was assumed by the Company in connection with its acquisition of the agency in 1998. As of May 31, 1999, the Company discounted the balance outstanding on the note ($162,995) by 5% to $149,529. Payments totaling $47,700 for 2001 and 2000 included interest of $3,158 and $5,865 respectively.


NOTE 5 - RELATED PARTIES

As discussed in Note 1, the Company is a wholly owned subsidiary of Progressive Agency Holdings Corp. The Company, which earns commissions from a variety of insurance carriers, derives approximately 33% and 26% for 2001 and 2000 respectively of such income from Progressive's auto insurance companies. Amounts due to Progressive consist of advertising costs paid on behalf of the Company, cash advances, and amounts allocated to the Company for federal income taxes.

The Company shares its office space, telephone systems, accounting system and certain accounting and administrative employees with Capital Payment Plan, Inc.
(CPP), which prior to November 10, 1999, was also a wholly owned subsidiary of Barry Scott Companies, Inc. Such costs along with supplies and postage are allocated according to mutually agreed upon percentages and evaluated periodically. The aggregate amount of expenses allocated by the Company to CPP in 2001 and 2000 was approximately $269,000 and $541,000 respectively.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000




NOTE 5 - RELATED PARTIES (CONT'D)

Amounts due to affiliates arising from normal business operations and non-interest bearing, consisted of the following:

                                          2001            2000

        Due to Progressive              $601,272        $341,404
        Due to Capital Payment Plan        5,211          27,391
        Due from/to Other Affiliates        (451)          3,098
                                        --------        --------
                Total                   $606,032        $371,893
                                        ========        ========

The Company leases office space for one of its branches from a related party. The Company's rental commitment of $1,400 per month for this location expires in 2003. See note 7 for further details.


NOTE 6 - EMPLOYEE BENEFITS

The Company maintains a 401(K) profit sharing plan along with CPP covering substantially all employees who meet certain age and service requirements. The plan allows for employee elective contributions not to exceed 15% of eligible compensation and Company matching contributions in an amount equal to 25% of each participant's contribution to a maximum of 6% of the participant's eligible compensations. The plan also allows for Company discretionary contributions. An employee's interest in the Company's matching and discretionary contributions is fully vested after six years of service. Employer matching contributions were $12,261 and $12,317 for 2001 and 2000 respectively.


NOTE 7 - LEASE COMMITMENTS

Office Space

Rent expense for the Company's headquarters and branch offices amounted to $303,730 and $296,594 for 2001 and 2000 respectively. The Company's minimum lease commitment for rental of its headquarters and other branch offices is as follows:

                    2002             -         $180,881
                    2003             -          146,435
                    2004             -           77,953
                    2005             -           52,980
                    2006             -           38,159
                    2007             -            5,733

The Company also leases other office space on a month to month basis or with terms of one year or less.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
                 For the Years Ended December 31, 2001 and 2000




NOTE 7 - LEASE COMMITMENTS (CONT'D)

Office Equipment

The  Company's   minimum  lease   commitment  for  rental  of  its  copiers  and
transportation equipment is as follows:

                    2002             -          $45,099
                    2003             -           24,308
                    2004             -            6,111
                    2005             -            2,267


NOTE 8 - CONTINGENCIES

On October 16, 1998 BSACQ entered into an agreement to acquire all of the outstanding stock of AARD-VARK Agency, Ltd. As explained more fully in Note 3, the agreement required BSACQ to pay the sellers a purchase price equal to four times the average annual earnings before taxes of AARD-VARK during a twenty-four month period which ended March 31, 2001 in exchange for 100% of the outstanding AARD-VARK stock. In April, 2001 BSACQ used the formula prescribed by the agreement to derive a purchase price of $170,718. Dissatisfied with the BSACQ's determination, the sellers filed their initial complaint in the Supreme Court of the State of New York, Queens County, alleging six causes of action including claims for breach of contract, breach of fiduciary duty and fraudulent misrepresentation. Attorneys for Progressive, acting on behalf of BSACQ, moved to dismiss the action based on the plaintiff's failure to properly state a claim. On March 27, 2002 the Court granted Progressive's motion dismissing the initial Complaint in its entirety. The Plaintiffs, who did not appeal the decision, resubmitted the same Complaint containing an almost verbatim reassertion of the initial claims. Progressive's attorneys and Company management are confident that the case will be dismissed again. Consequently, no accrual for any estimated loss, arising from the outcome of the case, has been recorded in the financial statements.


NOTE 9 - SUBSEQUENT EVENT

On or about August 30, 2002, the Parent is scheduled to sell 100% of the Company's stock to another insurance agency. Apart from efficiency measures, both parties expect that operations will continue as usual. As of the date of this report, Parent's management is not aware of any plans, on the part of the buyer, that would have a material impact on the carrying value of the Company's assets as stated in this report.

                           BARRY SCOTT COMPANIES, INC.
                                AND SUBSIDIARIES
                          Reviewed Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001






                                TABLE OF CONTENTS


                                                                 Page

Independent Auditor's Report                                      1

Consolidated Balance Sheet                                        2

Consolidated Statements of Operations and
       Retained Earnings                                          3

Consolidated Statements of Cash Flows                             4

Notes to Consolidated Financial Statements                        5

Board of Directors
Barry Scott Companies, Inc.
Albany, NY


                          Independent Auditor's Report

We have reviewed the consolidated balance sheet of Barry Scott Companies, Inc. and subsidiaries as of June 30, 2002 and the related consolidated statements of operations, retained earnings and cash flows for the six month periods ended June 30, 2002 and 2001. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.






October 11, 2002                                  A.W. Guthman & Company

                           BARRY SCOTT COMPANIES, INC.
                           Consolidated Balance Sheet
                               As of June 30, 2002

ASSETS                                                                   2002
                                                                    -----------
        CURRENT ASSETS
                Cash                                                $   124,520
                Commissions Receivable (Note 2)                         191,600
                Prepaid Expenses                                        161,766
                Due from Affiliates                                      17,563
                Other Assets                                              9,321
                                                                        -------
                        TOTAL CURRENT ASSETS                            504,770

        NON-CURRENT ASSETS
                Equipment, Furniture and Leasehold
                  Improvements, Less Accumulated
                  Depreciation (Note 2)                                  38,718
                Security Deposits                                        25,550
                                                                        -------
                        TOTAL NON-CURRENT ASSETS                         64,268
                                                                        -------
                        TOTAL ASSETS                                  $ 569,038
                                                                      =========

LIABILITIES AND SHAREHOLDER'S EQUITY

        CURRENT LIABILITIES
                Accounts Payable and Accrued Expenses                $  109,367
                Due to Parent Company (Note 5)                          770,308
                Due to Affiliates                                         5,439
                Agency Purchase Liability (Note 3)                       67,420
                Note Payable (Note 4)                                    15,736
                                                                        -------
                        TOTAL LIABILITIES                               968,270

        SHAREHOLDER'S EQUITY
                Common Stock                                                 93
                Retained Earnings                                      (399,325)
                                                                       ---------
                        TOTAL SHAREHOLDER'S EQUITY                     (399,232)
                                                                       ---------
                        TOTAL LIABILITIES AND SHAERHODLER'S
                        EQUITY                                        $ 569,038
                                                                      =========





See accompanying notes to financial statements.

                           BARRY SCOTT COMPANIES, INC.
           Consolidated Statements of Operations and Retained Earnings
             For the Six Month Periods Ended June 30, 2002 and 2001

                                                    2002            2001
                                                ----------      ----------
INCOME

INCOME
     Commissions, Net                           $1,302,588      $  965,172
     2119 Fees                                     442,341         449,308
     Miscellaneous                                   4,663          17,688
                                                ----------      ----------
        TOTAL INCOME                             1,749,592       1,432,168

EXPENSES
     Salaries and Fringe Benefits                  951,162         971,156
     Rent                                          152,318         160,517
     Advertising                                    90,902          92,816
     Office Supplies                                57,999          58,757
     Telephone and Communications                   71,369          57,522
     Utilities                                      25,865          32,147
     Postage and Delivery                           42,750          42,761
     Insurance                                      20,616          15,806
     Repairs and Maintenance                        15,273          12,652
     Professional Fees                              31,847           2,729
     Depreciation                                   27,438          33,864
     Interest                                        2,092           3,124
     Agency Purchases (Note 3)                      59,552         215,126
     DMV Reports                                    10,300          22,661
     Bounced Check and Other Bank Charges           20,632          53,399
     State and Local Taxes (Note 2)                    743           1,565
     Miscellaneous                                  34,791          45,249
                                                ----------      ----------
        TOTAL EXPENSES                           1,615,649       1,821,851

NET INCOME BEFORE FEDERAL INCOME TAXES             133,943        (389,683)

     Provision for Federal Income Taxes
       (Note 2)                                     46,900        (136,177)
                                                ----------      ----------

NET INCOME (LOSS)                                   87,043        (253,506)

RETAINED EARNINGS - Beginning of Period           (486,368)       (206,282)
                                                ----------      ----------
RETAINED EARNINGS - End of Period               $ (399,325)     $ (459,788)
                                                ==========      ==========


See accompanying notes to financial statements

                           BARRY SCOTT COMPANIES, INC.
                      Consolidated Statements of Cash Flows
             For the Six Month Periods Ended June 30, 2002 and 2001

                                                    2002            2001
                                                ---------       ----------
OPERATING ACTIVITIES
   Net Income (Loss)                            $  87,043       $(253,506)
   Adjustments to reconcile Net Income to
     Net Cash Used in Operating Activities:
       Depreciation                                27,438          33,864
   Changes in Operating Assets and Liabilities
       Increase in Commissions Receivable         (16,600)        (25,000)
       Increase in Prepaid Expenses              (136,642)         (5,772)
       Decrease/Increase in Income Taxes
         Recoverable                               46,900        (155,550)
       Increase in Due from Affilaites             (6,916)           -
       Decrease in Deferred Taxes                    -             35,955
       Increase/Decrease in Other Assets          (17,563)         11,201
       Increase in Security Deposits                 (955)         (5,518)
       Decrease/Increase in Accounts Payable
         and Accrued Expenses                     (12,286)         19,781
                                                ---------       ---------
                NET CASHED PROVIDED IN
                  OPERATING ACTIVITIES            (29,581)       (344,545)

FINANCING ACTIVITIES
       Increase in Due to Parent Company          122,138         351,653
       Increase/Decrease in Due to Affiliates         679         (27,233)
       Decrease/Increase in Agency Purchase
         Liabilities                             (112,178)        174,229
       Decrease in Note Payable                   (23,118)        (21,993)
                                                ---------       ---------
                NET CASH USED IN
                  FINANCING ACTIVITIES            (12,479)        476,656

INVESTING ACTIVITIES
       Acquisition of Fixed Asset                    -            (16,803)

NET DECREASE/INCREASE IN CASH                     (42,060)        115,308

CASH - Beginning of Year                          166,580          24,474
                                                ---------       ---------

CASH - End of Year                              $ 124,520       $ 139,782
                                                =========       =========

See accompanying notes to financial statements.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001




NOTE 1 - ORGANIZATION

Barry Scott Companies, Inc., consolidated (the Company) is comprised of its holding company, Barry Scott Companies, Inc., and three insurance agencies, Barry Scott Agency, Inc., Barron Cycle Agency, Inc. and AARD-VARK Agency, Ltd., a wholly-owned subsidiary of Barry Scott Acquisition Corp. The insurance agencies are represented by eighteen branches located throughout New York State which derive substantially all of their income from commissions associated with the sale of auto insurance.

The Company has been a wholly-owned subsidiary of Progressive Agency Holdings Corp., (the Parent), since November 10, 1999. For reporting and corporate income tax purposes, the Company's results of operations are consolidated with the Parent.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Assets, liabilities, income and expenses are recorded using the accrual basis of accounting.

Principles of Consolidation

The consolidated financial statements include the accounts of Barry Scott Companies, Inc., and its wholly-owned subsidiaries Barry Scott Agency, Inc., Barron Cycle Agency, Inc., and Barry Scott Acquisition Corp. All material intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Also affected are the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Fixed Assets

Property and equipment are recorded at cost and depreciated using the straight line method over their estimated useful lives, ranging from three to twenty years. Such assets were comprised of the following as of June 30, 2002.

                Description                              Amount

                Computer and Office Equipment           $567,926
                Leasehold Improvements                   159,443
                Vehicles                                   9,026
                Furniture and Fixtures                   130,088
                                                        --------
                        Total                            866,483

                Less Accumulated Depreciation
                  and Amortization                       827,765
                                                        --------

                Net Property and Equipment              $ 38,718
                                                        ========

In August 2001, the Company retired fully depreciated computer equipment totaling $352,893 and transportation equipment totaling $35,274.

Commission Income

Commission income is recognized when policies become effective and substantially all required services have been performed. Commissions receivable represent management's estimate of the uncollected commissions on policies written less estimated return commissions on cancelled policies. A liability for customer deposits results when policies are written but have not yet become effective. The Company is required by state insurance regulations to maintain cash balances in an amount at least equal to such customer deposits. Such amounts, included in accounts payable, were not considered material for both years.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Income Taxes

State and local income taxes are determined and booked at the Company level. Quarterly estimated payments are expensed and based on quarterly net income adjusted for the appropriate federal M-1 items and other state and local modifications for each subsidiary separately. Due to immateriality of such taxes in relation to the statement of operations, accruals of any underpayments or overpayments are not recorded at year end.

The Company's federal income tax return is consolidated with The Progressive Corporation, the parent company to Progressive Agency Holdings Corp. The Company's provision for recovery of federal income taxes was estimated at 35% of the net loss before federal income taxes. Amounts allocated to the Company are included in Due to Parent Company in the balance sheet.

Deferred taxes arising from timing differences prior to the Parent's acquisition of the Company, were written off as of December 31, 2001.


NOTE 3 - PURCHASE LIABILITIES

The components of the Company's purchase liabilities as of June 30, 2002 are as follows:

                        Company Acquired                 Amount

                        Blue Star Brokerage Corp.       $   8,138
                        AARD-VARK Agency, LTD              59,282
                                                        ---------
                                TOTAL                   $  67,420
                                                        =========

Amounts due to the seller of Blue Star Brokerage Corp., an auto insurance agency located in Brooklyn, NY, stem from the terms of Barron Cycle Agency, Inc.'s
(BCA) purchase  agreement which was consummated in 1998 and provided as follows:
(1) $50,000 to be paid at the closing and (2) sixty monthly payments in amounts which are equal to the lesser of a) 50% of the gross insurance commissions and NY State Insurance Law section 2119 fees derived by BCA from the business of the seller for each of the first sixty full calendar months following the closing or
b) $16,667. In the event that the sum of the first twelve monthly payments is equal or greater than $200,000, the buyer agrees that the last forty-eight payments must, in the aggregate, total at least $400,000. In the event that the sum of the first twelve monthly payments is equal to or greater than $200,000 and the last forty-eight payments as calculated above do not total at least $400,000, the buyer shall pay to the seller the difference between $400,000 and the sum of the last forty eight payments due. Such difference will be paid by BCA as part of the final monthly payment to the seller. Until such time as the purchase price has been paid in full, the seller has a security interest in BCA's commissions receivable and all assets that were acquired in the purchase.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001




NOTE 3 - PURCHASE LIABILITIES (CONT'D)

Amounts due to the seller of AARD-VARK Agency, Ltd., an auto insurance agency located in Queens, NY, stem from the terms of Barry Scott Acquisition Corp.'s
(BSAC) 1998 purchase agreement which provides that the purchase be based on the future income of the agency acquired. In accordance with the terms of the purchase agreement, the purchase price of $170,718 as derived by management, was calculated at four times the average annual earnings before taxes during the twenty-four month period that began on April 16, 1999.

As of the date of this report, the seller, who has received all scheduled payments as determined by the Company, has rejected management's calculation of the purchase price. See note 8 for further details.


NOTE 4 - NOTE PAYABALE

The note payable, which is due to an employee and former owner of the AARD-VARK Agency, Ltd., was assumed by the Company in connection with its acquisition of the agency in 1998. As of June 30, 1999, the Company discounted the balance outstanding on the note ($162,995) by 5% to $149,529. Payments totaling $19,875 for each six month periods ended June 30, 2002 and 2001 included interest of $732 and $1,856 for each period respectively.


NOTE 5 - RELATED PARTIES

As discussed in Note 1, the Company is a wholly owned subsidiary of Progressive Agency Holdings Corp. The Company, which earns commissions from a variety of insurance carriers, derived approximately 37% of such income from Progressive's auto insurance companies during both six month periods ended June 30, 2002 and 2001. Amounts due to Progressive consist of advertising costs paid on behalf of the Company, cash advances and amounts allocated to the Company for federal income taxes.

The Company shares its office space, telephone systems, accounting system and certain accounting and administrative employees with Capital Payment Plan, Inc.
(CPP), which prior to November 10, 1999, was also a wholly owned subsidiary of Barry Scott Companies, Inc. Such costs, along with supplies and postage, are allocated according to mutually agreed upon percentages and evaluated periodically.

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001




NOTE 5 - RELATED PARTIES (CONT'D)

Amounts  due  to  affiliates   arising  from  normal  business   operations  and
non-interest bearing, consisted of the following as of June 30, 2002.

                   Affilaite Name                        Amount

                   Due to Progressive                   $709,217
                   Due from Capital Payment Plan         (12,268)
                   Due to/from Other Affiliates              144
                                                        --------

                        Total                           $697,093
                                                        ========

The Company leases office space for one of its branches from a related party. The Company's rental commitment of $1,400 per month for this location expires in 2003. See note 7 for further details.


NOTE 6 - EMPLOYEE BENEFITS

The Company maintains a 401(K) profit sharing plan along with CPP covering substantially all employees who meet certain age and service requirements. The plan allows for employee elective contributions not to exceed 15% of eligible compensation and Company matching contributions in an amount equal to 25% of each participant's contribution to a maximum of 6% of the participant's eligible compensations. The plan also allows for Company discretionary contributions. An employee's interest in the Company's matching and discretionary contributions is fully vested after six years of service. Employer matching contributions were $6,196 and $6,249 for the six month periods ended June 30, 2002 and 2001 respectively.


NOTE 7 - LEASE COMMITMENTS

Office Space

Rent expense for the Company's headquarters and branch offices amounted to $152,318 and $160,517 for the six month periods ended June 30, 2002 and 2001 respectively. The Company's minimum calendar year lease commitment for rental of its headquarters and other branch offices is as follows:

                  2002             -         $180,881
                  2003             -          146,435
                  2004             -           77,953
                  2005             -           52,980
                  2006             -           38,159
                  2007             -            5,733

                           BARRY SCOTT COMPANIES, INC.
                   Notes to Consolidated Financial Statements
             For the Six Month Periods Ended June 30, 2002 and 2001




NOTE 7 - LEASE COMMITMENTS (CONT'D)

The Company also leases other office space on a month to month basis or with terms of one year or less.

Office Equipment

The Company's minimum calendar year lease commitment for rental of its copiers and transportation equipment is as follows:

                        2002             -          $45,099
                        2003             -           24,308
                        2004             -            6,111
                        2005             -            2,267


NOTE 8 - CONTINGENCIES

On October 16, 1998 BSACQ entered into an agreement to acquire all of the outstanding stock of AARD-VARK Agency, Ltd. As explained more fully in Note 3, the agreement required BSACQ to pay the sellers a purchase price equal to four times the average annual earnings before taxes of AARD-VARK during a twenty-four month period which ended March 31, 2001 in exchange for 100% of the outstanding AARD-VARK stock. In April, 2001 BSACQ used the formula prescribed by the agreement to derive a purchase price of $170,718. Dissatisfied with the BSACQ's determination, the sellers filed their initial complaint in the Supreme Court of the State of New York, Queens County, alleging six causes of action including claims for breach of contract, breach of fiduciary duty and fraudulent misrepresentation. Attorneys for Progressive, acting on behalf of BSACQ, moved to dismiss the action based on the plaintiff's failure to properly state a claim. On March 27, 2002 the Court granted Progressive's motion dismissing the initial Complaint in its entirety. The Plaintiffs, who did not appeal the decision, resubmitted the same Complaint containing an almost verbatim reassertion of the initial claims. Progressive's attorneys and Company management are confident that the case will be dismissed again. Consequently, no accrual for any estimated loss, arising from the outcome of the case, has been recorded in the financial statements.


NOTE 9 - SUBSEQUENT EVENT

On August 30, 2002, the Parent sold 100% of the Company's stock to another insurance agency. Apart from efficiency measures, operations have continued as usual. As of the date of this report, current management has no plans that would have a material impact on the carrying value of the Company's assets as stated in this report.

                         PRO FORMA FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition (the "Acquisition") by DCAP Group, Inc. (the "Registrant") of the shares of Barry Scott Companies, Inc. ("BSC") accounted for as a purchase transaction and the concurrent issuance of Common Shares of the Registrant to investors in a private placement (the "Issuance"). These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Acquisition occurred as of an earlier date, nor are they necessarily indicative of the operating results and financial position which may occur in the future.

     A Pro Forma Condensed Consolidated Balance Sheet is provided as of June 30, 2002, giving effect to the Acquisition and the Issuance as though they had been consummated on that date. Pro Forma Condensed Consolidated Statements of Operations are provided for the six months ended June 30, 2002 and the year ended December 31, 2001, giving effect to the Acquisition as though it had occurred on January 1, 2001.

     The pro forma financial statements are based on preliminary estimates of values and transaction costs. The actual recording of the transactions will be based on final values and transaction costs. Accordingly, the actual recording of the transactions may differ from these pro forma financial statements.

     The pro forma condensed consolidated financial statements presented as of June 30, 2002 and for the six months then ended, and for the fiscal year ended December 31, 2001, are derived from the separate historical consolidated financial statements of the Registrant and BSC and should be read in conjunction with the audited and unaudited consolidated financial statements of the Registrant (included in its Annual Report on Form 10-KSB for the year ended December 31, 2001 and Quarterly Report on Form 10-QSB for the period ended June 30, 2002) and BSC (contained elsewhere herein).

                       DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 2002
                                  (Unaudited)


                                                    Historical                          Pro Forma
                                            ----------------------------     -----------------------------
                                               DCAP          Barry Scott
                                            Companies         Companies      Adjustments      Consolidated

                ASSETS
Current assets:
   Cash and cash equivalents                $ 256,540         $ 124,520       $ 500,000 (1)    $ 556,060
                                                                               (325,000)(2)
   Due from franchises                        204,998                 -               -          204,998
   Commissions receivable                                       191,600               -          191,600
   Note receivable from former officer         40,085                 -               -           40,085
   Prepaid expenses and other assets           50,017           188,650               -          238,667
                                            ---------         ---------        ---------       ---------
        Total current assets                  551,640           504,770         175,000        1,231,410

PROPERTY AND EQUIPMENT, net                   323,489            38,718               -          362,207

OTHER ASSETS:
   Goodwill                                    75,000                 -         310,653 (2)      593,653
                                                                                158,000 (4)
                                                                                 50,000 (5)
   Other intangibles, net                     205,248                 -         103,550 (2)      308,798
   Deposits and other assets                   42,350            25,550               -           67,900
                                            ---------          --------        --------        ---------
        Total other assets                    322,598            25,550         622,203          970,351
                                            ---------          --------        --------        ---------
                                           $1,197,727         $ 569,038       $ 797,203       $2,563,968
                                            =========          ========        ========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses   $  684,797         $ 109,367       $  50,000 (5)   $  844,164
   Current portion of long-term debt           24,049                 -         105,000 (4)      129,049
   Current portion of capital lease
        obligations                            73,322                 -               -           73,322
   Deferred revenue                            79,169                 -               -           79,169
   Debentures payable                         154,200                 -               -          154,200
   Due to officer                              33,333                 -               -           33,333
   Due to parent company and affiliate              -           775,747        (775,747)(3)            -
   Agency purchase liability                        -            67,420         (59,282)(3)        8,138
   Note payable                                     -            15,736               -           15,736
                                            ---------          --------        --------        ---------
        Total current liabilities           1,048,870           968,270        (680,029)       1,337,111

LONG TERM DEBT                                171,470                 -         525,000 (2)      749,470
                                                                                 53,000 (4)
CAPITAL LEASE OBLIGATIONS                      89,571                 -               -           89,571
DEFERRED REVENUE                               27,341                 -               -           27,341
MINORITY INTEREST                              10,859                 -               -           10,859

STOCKHOLDERS' (DEFICIT) EQUITY
   Common stock                               150,680                93          10,000 (1)      160,680
                                                                                    (93)(2)
   Preferred stock                                  -                 -               -                -
   Capital in excess of par                 9,752,409                 -         490,000 (1)   10,242,409
   Deficit                                 (9,124,818)         (399,325)       (435,704)(2)   (9,124,818)
                                                    -                 -         835,029 (3)            -
                                            ---------          --------        --------       ----------
                                              778,271          (399,232)        899,232        1,278,271
   Treasury stock                            (928,655)                -               -         (928,655)
                                            ---------          --------        --------       ----------
        Total stockholders'
          (deficit) equity                   (150,384)         (399,232)        899,232          349,616
                                            ---------          --------        --------       ----------
                                           $1,197,727         $ 569,038       $ 797,203      $ 2,563,968
                                            =========          ========        ========       ==========



     See accompanying notes to pro forma consolidated financial statements

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 2002



1. To record amount received from an investor (1,000,000 shares at $.50 per share) used to purchase Barry Scott Companies concurrently with the acquisition.

2. To record the purchase price of $850,000 for Barry Scott Companies acquisition consisting of $325,000 in cash with the balance of $525,000 bearing interest at 5% per annum and the elimination of the historical equity capitalization of Barry Scott Companies in accordance with the purchase method of accounting.

     The goodwill and intangible assets acquired are valued at $310,653 and $103,550, respectively. Intangible assets represent customer lists obtained from Barry Scott Companies and will be amortized over an estimated useful life of four years. On an ongoing basis, the Company will evaluate the carrying value of goodwill versus the discounted cash benefit expected to be realized from the performance of the underlying operations and adjust for any impairment in value.

3.   Represents items not assumed by purchaser.

4. To record estimated remaining contingent obligation in connection with a previous acquisition by Barry Scott Companies.

5. To record estimated transaction costs in connection with the acquisition of Barry Scott Companies.

                       DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2002
                                  (Unaudited)

                                                            Historical                             Pro Forma
                                                   -------------------------------       --------------------------------
                                                      DCAP             Barry Scott
                                                    Companies            Companies        Adjustments         Consolidated
                                                   ----------          -----------        -----------         ------------
Revenues:
   Commissions and fees                             $ 699,235          $ 1,744,929               $ -         $ 2,444,164
   Rooms                                              417,685                    -                 -             417,685
   Premium finance revenue                            427,096                    -                 -             427,096
   Other                                                6,904                4,663                 -              11,567
                                                    ---------          -----------         ---------          ----------
Total revenues                                      1,550,920            1,749,592                 -           3,300,512

Operating expenses:
   General and administrative                       1,240,503            1,495,217                 -           2,735,720
   Depreciation and amortization                       67,458               27,438            12,944 (4)         107,840
   Marketing                                          105,934               90,902                 -             196,836
   Property operation and maintenance                  19,898                    -                 -              19,898
                                                    ---------            ---------         ---------          ----------
        Total operating expenses                    1,433,793            1,613,557            12,944           3,060,294
                                                    =========            =========         =========          ==========

Operating income                                      117,127              136,035           (12,944)            240,218

Other (expense) income:
   Interest income                                      2,251                    -                 -               2,251
   Interest expense                                   (28,900)              (2,092)          (13,125)(3)         (44,117)
                                                    ---------            ---------         ---------          ----------
        Total other (expense) income                  (26,649)              (2,092)          (13,125)            (41,866)
                                                    ---------            ---------         ---------
Income before income taxes and minority interest       90,478              133,943           (26,069)            198,352

Provision for income taxes                              1,243               46,900           (46,900)(1)           1,243

Income before minority interest                        89,235               87,043            20,831             197,109

Minority interest                                       1,936                    -                 -               1,936
                                                    ---------            ---------          --------          ----------
Net income                                           $ 87,299             $ 87,043          $ 20,831           $ 195,173
                                                    =========            =========          ========          ==========
Net income per share:
   Basic                                               $ 0.01                                        (2)          $ 0.02
                                                    =========                                                 ==========
   Diluted                                             $ 0.01                                        (2)          $ 0.02
                                                    =========                                                 ==========

Weighted average number of shares outstanding:

   Basic                                           11,353,402                                        (2)      12,353,402
                                                   ==========                                                 ==========
   Diluted                                         11,429,673                                        (2)      12,429,673
                                                   ==========                                                 ==========

     See accompanying notes to pro forma consolidated financial statements

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2002



1. To remove income tax provision on Barry Scott Companies based upon the utilization of net operating loss carryforwards of DCAP Group, Inc.

2. Basic and Diluted pro forma income per share is based on historical weighted average number of Common Shares and equivalents of DCAP Group during the six months ended June 30, 2002, adjusted for the shares issued to an investor concurrently with the acquisition.

3. To record six months of interest expense on the indebtedness incurred in connection with the acquisition of Barry Scott Companies.

4. Reflects amortization of intangible assets acquired in connection with the acquisition of Barry Scott Companies. The intangible assets are being amortized over a 4 year period.

                       DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 2001
                                  (Unaudited)

                                                           Historical                              Pro Forma
                                                  --------------------------------      ---------------------------------
                                                     DCAP             Barry Scott
                                                   Companies           Companies        Adjustments          Consolidated
                                                  -----------         -----------       -----------          ------------
Revenues:
   Commissions and fees                           $ 2,350,094         $ 3,128,722               $ -          $ 5,478,816
   Rooms                                              879,918                   -                 -              879,918
   Premium finance revenue                            259,454                   -                 -              259,454
   Other                                               30,998              13,193                 -               44,191
                                                    ---------           ---------          --------            ---------
        Total revenues                              3,520,464           3,141,915                 -            6,662,379

Operating expenses:
   General and administrative                       2,861,849           3,417,810                 -            6,279,659
   Provision for bad debts                            232,666                   -                 -              232,666
   Departmental                                       357,029                   -                 -              357,029
   Depreciation and amortization                      293,605              66,397            25,888  (4)         385,890
   Lease rentals                                      409,116                   -                 -              409,116
   Property operation and maintenance                  60,139                   -                 -               60,139
                                                    ---------           ---------          --------            ---------
           Total operating expenses                 4,214,404           3,484,207            25,888            7,724,499
                                                    ---------           ---------          --------            ---------

Operating loss                                       (693,940)           (342,292)          (25,888)          (1,062,120)

Other (expense) income:
   Interest income                                     15,960                   -                 -               15,960
   Interest expense                                   (47,429)             (6,223)          (26,250) (3)         (79,902)
   Gain on sale of DCAP stores                         56,043                   -                 -               56,043
   Loss on disposal of property and equipment        (252,791)                  -                 -             (252,791)
                                                    ---------           ---------          --------            ---------
        Total other (expense) income                 (228,217)             (6,223)          (26,250)            (260,690)
                                                    ---------           ---------          --------            ---------
Loss before income taxes and minority interest       (922,157)           (348,515)          (52,138)          (1,322,810)

Provision (benefit) for income taxes                   20,336             (68,429)           68,429  (1)          20,336
                                                    ---------           ---------          --------            ---------
Loss before minority interest                        (942,493)           (280,086)         (120,567)          (1,343,146)

Minority interest                                      12,942                   -                 -               12,942
                                                    ---------           ---------          --------            ---------
Net loss                                           $ (929,551)         $ (280,086)       $ (120,567)        $ (1,330,204)
                                                    =========           =========          ========            =========

Net loss per share:
   Basic                                              $ (0.08)                                       (2)         $ (0.10)
                                                    =========                                                  =========
   Diluted                                            $ (0.08)                                       (2)         $ (0.10)
                                                    =========                                                  =========

Weighted average number of shares outstanding:
   Basic                                           12,238,222                                        (2)      13,238,222
                                                   ==========                                                 ==========
   Diluted                                         12,238,222                                        (2)      13,238,222
                                                   ==========                                                 ==========


     See accompanying notes to pro forma consolidated financial statements

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                  BARRY SCOTT COMPANIES, INC. AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001



1. To remove income tax benefit taken by Barry Scott Companies as a result of DCAP having a 100% valuation allowance.

2. Basic and Diluted pro forma income per share is based on historical weighted average number of Common Shares and equivalents of DCAP Group during the year ended December 31, 2001, adjusted for the shares issued to an investor concurrently with the acquisition.

3. To record interest expense on the indebtedness incurred in connection with the acquisition of the Barry Scott Companies.

4. Reflects amortization of intangible assets acquired in connection with the acquisition of Barry Scott Companies. The intangible assets are being amortized over a 4 year period.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DCAP GROUP, INC.


Dated: November 1, 2002                  By: /s/ Barry Goldstein
                                            ------------------------------------
                                            Barry Goldstein
                                            Chief Executive Officer